                         Exhibit 10(d)


First National Bank of Maryland         Negative Pledge Agreement


THIS AGREEMENT is made __________, 19__, by PharmaKinetics Laboratories, Inc. ("Borrower") with THE FIRST NATIONAL BANK OF MARYLAND ("Bank").
IN CONSIDERATION of loans currently extended and as may in the future be extended by the Bank to the Borrower, the Borrower agrees with the Bank as follows:

(check one or both)

___1. No liens of any kind shall, without the Bank's prior written consent, be permitted to attach against the following described real property, or any fixtures attached thereto, nor shall such property be hereafter granted, conveyed, mortgaged or otherwise encumbered without the Bank's prior written consent, except for liens for state and local real property taxes for the year for which assessed, provided such taxes shall be paid each year prior to the date after which interest is charged on the taxes assessed:

(Describe real property)____________________________________

_X_2. No liens, charges or encumbrances of any kind shall be permitted to attach against the following personal property of the Borrower, nor shall any of the same be transferred, assigned, pledged or otherwise encumbered, without the Bank's prior written consent (check as appropriate):

_X_(a)  Equipment (describe)       See attached schedule A
                             ____________________________________

_X_(b)  Inventory (describe) ____________________________________

_X_(c)  Accounts and contract right (describe) __________________

___(d)  Securities (describe) ___________________________________




3. At the Bank's request, the Borrower will, at any time while this Agreement is in effect, as collateral security or additional collateral security for all obligations of the Borrower to the Bank, execute and deliver to the Bank a mortgage and/or deed of trust with respect to the real property designated above, and/or security agreement(s) and financing statements with respect to the personal property (and deliver possession of certificates representing any securities) designated above. All of such security documents shall be in the form customarily used by the Bank to secure debt of the amount and character then owned by the Borrower to the Bank.

4. This Agreement shall remain in effect until all indebtedness, including interest thereon, of the Borrower to the Bank has been paid in full.

IN WITNESS WHEREOF the Borrower has caused this Agreement to be duly signed and sealed.


ATTEST or WITNESS:        PHARMAKINETICS LABORATORIES, INC.(Seal)
                          --------------------------------
/s/ Anne E. Quirk         (Print name of organization)
-----------------
                          Address: 302 West Fayette Street
                          --------------------------------
                          Baltimore, Maryland  21201
                          --------------------------

                          By:  /s/ James K. Leslie
                          ------------------------
                          (Authorized Signature)

                          James K. Leslie, President and CEO
                          ----------------------------------
                          (Print name and title)

                          By:  /s/ Taryn L. Kunkel
                          ------------------------(Seal)

                          Taryn L. Kunkel, VP and CFO
                          ---------------------------
                          (Print name)



Schedule A- To negative pledge agreement

ALL ASSETS

(1) all of the now owned and hereafter acquired machinery, equipment, furniture, fixtures (whether or not attached to real property), supplies and other personal property of Debtor, including any leasehold interests therein and all replacement parts and annexations thereto (herein called "Equipment"); all of Debtor's now owned or hereafter acquired and/or created accounts, instruments, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes, notes receivable, drafts, acceptances, documents, general intangibles, and other choses in action (not including wages or salary), including but not limited to proceeds of inventory and returned goods and proceeds from the sale of goods and services (herein called "Accounts"); all of Debtor's now owned and hereafter acquired inventory, wherever located, including but not limited to all raw materials, parts, containers, work in process, finished goods, wares and merchandise, and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Debtor and all products and proceeds thereof including but not limited to sales proceeds of any kind (herein called "Inventory"); and all other now owned and hereafter acquired assets of Borrower, including but not limited to all leases, rents, chattels, leasehold improvements, installment purchase and/or sales contracts, bonds, stocks, certificates, advances, deposits, trademarks, tradenames, licenses, patents and cash values of life insurance, all of which, including the above-described Equipment, Accounts and Inventory, shall herein be called "Assets"; (2) all proceeds (including insurance proceeds) and products of the above-described Assets; (3) any of Debtors assets in which Secured Party has been or is hereafter granted a security interest under any other security agreements, notes or other obligations or liabilities between Debtor and Secured Party; (4) any accounts, property, securities or monies of Debtor which may at any time be assigned or delivered or come into possession of Secured Party, as well as all proceeds and products thereof; and (5) all of the actual books and records pertaining to any of the above-described items of Collateral.
